UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2007

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2007, Health Management Associates, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) regarding its amended by-laws and attached a copy of such amended by-laws as an exhibit (the “By-Law Exhibit”) to the Form 8-K. The Form 8-K and the By-Law Exhibit contained an error insofar as they both disclosed that that the position of Vice Chairman is not an executive officer of the Company. The final amended by-laws that were approved by the Company’s Board of Directors reflect the continuation of the position of Vice Chairman as an executive officer. The remaining content of the Form 8-K and the Exhibit was correct.

A corrected copy of the Company’s amended by-laws is attached to this Current Report on Form 8-K/A as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	By-laws of Health Management Associates, Inc., as amended by its Board of Directors on May 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: May 22, 2007	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and
Chief Financial Officer